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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 333-00986, 333-18189, 333-43215 and 333-70341 of Objective Systems Integrators,
Inc. on Form S-8 of our report dated August 9, 1999, appearing in this Annual Report on Form 10-K of Objective Systems Integrators, Inc. for the year ended June 30, 1999.




/s/ Deloitte & Touche LLP
_____________________________
DELOITTE & TOUCHE LLP
San Jose, California
September 27, 1999